                                                                    EXHIBIT 10.6

                                 AMENDMENT NO. 2

         This Amendment ("Amendment") by and between Cisco Systems, Inc., ("Cisco") a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Internetwork Experts, Inc. ("Integrator"), a Texas corporation having its principal place of business at 15960 Midway Road, Suite 101, Addison, Texas 75001 is entered into as of the date last written below (the "Effective Date").

         WHEREAS, Cisco and Integrator have previously entered into the Systems Integrator Agreement dated November 13, 2001, as amended ("Agreement"), and

         NOW WHEREFORE, the parties agree to amend the Agreement as follows:

1).      The term of the Agreement is extended until November 12, 2003.

         If the Agreement shall have expired prior to the Amendment Date, any orders received and Products purchased between the date of expiration and the Amendment Date shall be in all respects deemed made under the Agreement as in effect prior to this Agreement.

2).      Section 1, "Definitions" shall be modified as follows:

         a). The definition of Added Value is hereby deleted in its entirety and replaced by the following:

                  Added Value is the non-Cisco component portion of Integrator's total solution, which Integrator provides to End User. Examples of Added Value are pre- and post-sales network design, configuration, trouble-shooting, and support and the sale of complementary products and services that comprise a significant portion of the total revenues received by Integrator from an End User of Cisco Products. Integrator acknowledges that the neither providing financing options to End Users nor providing network services to End Users constitute Added Value. Integrator further acknowledges that telesales, catalog sales, and sales over the Internet do not include Added Value if inbound communications from the prospective End User purchaser were prompted by something other than a face-to-face interaction between Integrator's sales representative and such prospective End User.

         b). The definition of Price List is hereby deleted in its entirety and replaced by the following:

                  Price List is Cisco's published United States dollar global price list.

3). Section 3, "Multinational Deployment Policy" has been deleted in its entirety and replaced with the following:

         3.0      This section intentionally omitted.

4).      The following shall be added at the end of Section 4.0 "Prices":

         4.5 Cisco and Integrator may agree that Cisco will provide special pricing to Integrator for Integrator's Resale to one or more specific End Users. Any such agreement must be in writing, and must specify a fixed time period during which such special pricing shall be provided. If no time limit is specified in the written agreement, the time period shall be ninety (90) days from the effective date of the written agreement regarding special pricing. If Cisco provides Integrator with such special pricing and subsequently determines that Integrator has Resold Products or Services purchased with such special pricing to End Users other than the End User identified in the written agreement, then Cisco may, in addition to all of its other rights and remedies, all of which are reserved, (a) invoice Integrator for the difference between such additional discount arid Integrator's then-current resale discount as set forth in Exhibit B; (b) audit Integrator's purchases pursuant to Section 15.0 ("Audit") and invoice Integrator for all reasonable costs incurred by Cisco in its performance of the Audit; (c) suspend Integrator's access to price deviations and other Cisco sales and marketing programs; (d) suspend shipments to Integrator; and/or (e) terminate this Agreement pursuant to sub-subsection 13.4.2.

5). Subsections 10.1 and 10.2, in "Limited Warranty" has been deleted in its entirety and replaced with the following:

         10.1 Cisco Products are provided with written limited warranties. Integrator will pass through to End Users all written limited warranties provided by Cisco with Products or Services purchased by Integrator.

         10.2 Notwithstanding any other provision hereof, Cisco's sole and exclusive warranty and obligation with respect to the Products sold hereunder are set forth in Cisco's Limited Warranty Statement delivered with the Product or Service. INTEGRATOR SHALL NOT MAKE ANY WARRANTY COMMITMENT, WHETHER WRITTEN OR ORAL, ON CISCO'S BEHALF. Integrator shall indemnity Cisco for any warranties made in addition to Cisco's standard warranty and for any misrepresentation of Cisco's reputation or Cisco's Products or Services.

6). Sub section 12.4, in "Confidential Information" has been deleted in its entirety and replaced with the following:

         12.4 The obligations of confidentiality set forth herein shall not apply to information which (a) has entered the public domain except where such entry is the result of Integrator's breach of this Agreement; (b) prior to disclosure hereunder was already rightfully in Integrator's possession; (c) subsequent to disclosure hereunder is obtained by Integrator on a nonconfidential basis from a third party who has the right to disclose such information to the Integrator; or (d) which Integrator is required to produce pursuant to a court order or administrative subpoena, provided that Integrator shall notify Cisco of its receipt of such order or subpoena prior to disclosure and provide Cisco an opportunity to protect its interest in the confidentiality of the information to be produced in response. Neither party shall disclose, advertise, or publish the terms and conditions of this Agreement without the prior written consent of the other party. Any press release or publication regarding this Agreement is subject to prior review and written approval of the parties.

7). Subsection 13.3, in "Patent and Copyright Infringement" has been deleted in its entirety and replaced with the following:

         13.3 Notwithstanding the foregoing, Cisco has no liability for, and Integrator will indemnify Cisco against, any claim based upon:
                  (a) the combination, operation, or use of any Product supplied hereunder with, equipment, devices, or software not supplied by Cisco; (b) services offered or used by Integrator or any end user to which Integrator transfers Products through operation of the Products or the revenue received by Integrator or such end user from its services; (c) alteration or modification of any Product supplied hereunder; or (d) Cisco's compliance with Integrator's designs, specifications, or instructions.

8). Section 16, "Audit" is hereby deleted in its entirety and replaced with the following:

         Integrator shall keep full, true, and accurate records and accounts, in accordance with generally-accepted accounting principles, of each Product and Service purchased and deployed, resold, or distributed, including information regarding compliance with Cisco marketing and sales programs, Software usage, and export or transfer. Integrator shall make these records available for audit by Cisco upon fifteen (15) days prior written notice, during regular business hours, at Integrator's principal place of business or such other of Integrator's location where Integrator may maintain relevant records. In the event Cisco requires information from an End User to which Integrator asserts it has Resold Cisco Products or Services, Integrator agrees to use all reasonable efforts to assist Cisco to obtain such information.

9). Section 17, "Use, Export, Re-Export, & Transfer Controls" is hereby deleted in its entirety and replaced with the following:

         The Products and Technology or direct products thereof (hereafter referred to as Products and Technology), supplied by Cisco under the Contract are subject to export controls under the laws and regulations of the United States (U.S.). Integrator shall comply with such laws and regulations governing use, export, re-export, and transfer of Cisco Products and Technology and will obtain all required U.S. and local authorizations, permits, or licenses. Cisco and Integrator each agree to provide the other information, support documents, and assistance as may reasonably be required by the other in connection with securing authorizations or licenses.

         Information regarding compliance with U.S. use, export, re-export, and transfer laws may be located at the following URL:
         http://www.cisco.com/wwl/export/compliance _provision.html. Cisco warrants the accuracy of data pertaining to Military

         End-Use/Users Prohibitions; Prohibited Territories; Sanctioned & Embargoed Entities; and Nuclear, Missile, and Chemical/Biological Weapon Proliferation Control Initiative.

         Integrator's obligation under this clause shall survive the expiration or termination of the Contract.

10). Section 21, "Limitation of Liability" is hereby deleted in its entirety and replaced with the following:

         NOTWITHSTANDING ANYTHING ELSE HEREIN, ALL LIABILITY OF CISCO AND ITS SUPPLIERS FOR CLAIMS ARISING UNDER THIS AGREEMENT OR OTHERWISE SHALL BE LIMITED TO THE MONEY PAID BY INTEGRATOR (INCLUDING, IF APPLICABLE, ITS AFFILIATES) TO CISCO UNDER THIS AGREEMENT DURING THE SIX (6) MONTH PERIOD PRECEDING THE EVENT OR CIRCUMSTANCES GIVING RISE TO SUCH LIABILITY. THIS LIMITATION OF LIABILITY IS CUMULATIVE AND NOT PER INCIDENT. IN THE EVENT THAT INTEGRATOR'S AFFILIATES ARE PERMITTED TO PURCHASE PRODUCTS UNDER THIS AGREEMENT, THIS LIMITATION OF LIABILITY SHALL BE DEEMED TO BE AN AGGREGATE LIMITATION OF LIABILITY AS TO INTEGRATOR AND ALL AFFILIATES.

11). Subsection 24.7, in "General" is hereby deleted in its entirety and replaced with the following:

         24.7     SURVIVAL. Sections 4.0, 7.0, 9.0, 10.0, 11.0, 12.0, 13.0,
                  14.0, 16.0, 17.0, 18.0, 20.0, 22.0, 24.0 and the license to use the Software set out in Section 9.0 and Exhibit S (subject to the termination provisions set forth in Exhibit S) shall survive the expiration or termination of this Agreement.

12). Exhibit C, Cisco Brand Services Resale Exhibit, is hereby deleted in its entirety and replaced with the attached Exhibit C-1.

13).     All other terms and conditions of the Agreement remain unchanged.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the last date which is written below.

CISCO SYSTEMS, INC.                         INTERNETWORK EXPERTS, INC.

By: /s/ Gregg Whitney                       By: /s/ Paul Klotz
    ----------------------                      ----------------------
    (Authorized Signature)                      (Authorized Signature)

Name: Gregg Whitney, for Rick Timmins       Name: Paul Klotz

Title: Director, Finance                    Title: Chief Operating Officer

Date: November 21, 2002                     Date: November 12, 2002

                                   EXHIBIT C-1
                       CISCO BRAND SERVICES RESALE EXHIBIT

         This Support Exhibit ("Exhibit") supplements the Agreement and all the terms and conditions of the Agreement apply to this Exhibit; provided, that to the extent there is a conflict between the Agreement and this Exhibit, the terms of this Exhibit shall take precedence over the terms and conditions of the Agreement with regard to the subject matter described herein.

1.       DEFINITIONS.

         1.1 "Bug Fix" means an error correction, patch or workaround for the Software which Cisco provides to Distributor.

         1.2 "CCO" means Cisco Connection Online, Cisco's online information web server.

         1.3 "Distributor" means an authorized, non-exclusive distributor of Products and Services, having executed a two-tier distribution agreement with Cisco.

         1.4 "Equipment Schedule" means the approved Cisco-provided list of Product covered under each End User's Support Agreement, where applicable.

         1.5 "First Call" means the initial call made by the End User when requesting assistance with Product.

         1.6 "Other Product" means Product which an End User acquired from sources other than Integrator.

         1.7 "Other Services" means additional Cisco brand services listed in Attachment 1, identified as Other Services, which are available for resell to End User.

         1.8 "Services" mean the core Cisco brand services listed in Attachment 1 which are available for resell to End User.

         1.9 "Support Agreement" means the then-current agreement for the Services.

2. SCOPE. The support hereunder is intended for Integrators which do not support End Users under their own brand of service. Integrator, in lieu of providing service directly, will resell Cisco brand Services to be delivered directly by Cisco to the End User as described herein.

3. CISCO RIGHTS AND OBLIGATIONS. For each End User to which Integrator resells Cisco brand services, Cisco will provide, in accordance with the following terms and conditions, Services directly to Integrator's End User as described herein.

         3.1 CCO Access. Cisco will provide an appropriate level of partner access to CCO. This system provides Integrator with technical and general information on Products.

         3.2 Warranty. For the duration of the Cisco warranty period, Cisco will provide Bug Fixes and Hardware replacement service to Integrator as follows:

                  3.2.1    Bug Fixes.

                           3.2.1.1 When required, Cisco will provide new Software to Integrator to correct a problem, or provide a network-bootable Software image, as determined by Cisco.

                           3.2.1.2 Distribution Rights. Cisco grants Integrator the right to distribute Bug Fixes to its End Users provided the End User is currently licensed to use the Software.

                  3.2.2 Hardware Support. Cisco will replace Product in accordance with the warranty terms set forth in the published Product warranty provided with the original Product.

         3.3      Resale of Services.

                  3.3.1 Service Availability. Cisco will make the Services listed in Attachment 1 to this Exhibit available to Integrator to resale to Integrator's End Users. Services are subject to the availability limitations specified in Attachment 1.

                  3.3.2 Resale Options. Cisco provides two means of reselling Cisco brand services to End Users, a partner managed option and a pass through option as described below.

                           3.3.2.1  Partner Managed. Under this option,
                                    Integrator may take the First Call from the End User and may open a case with Cisco on behalf of the End User using End User's Support Agreement number. At all times the End User has the option of calling Cisco directly for support. In addition, Integrator may request email notification whereby Cisco notifies Integrator of End User activity with Cisco.

                           3.3.2.2 Pass Through. Under this option, all interaction is solely between Cisco and the End User. The End User calls and open cases directly with Cisco.

                           3.3.2.3 Option Selection. Integrator must choose either the partner managed or pass through option on the Cisco Support Resale Form (Attachment 2). If Integrator does not select an option, Cisco will assume the pass through option applies.

         3.4 Support Agreements. Support will be provided to End Users pursuant to a Support Agreement between Cisco and End User. The Support Agreements to be used are provided by Cisco. Notwithstanding anything to the contrary, nothing in this Exhibit shall require Cisco to execute a Support Agreement with an End User.

                  3.4.1 Prior to commencing Services for an End User, Cisco must receive the documents specified in Section 4.1.2 of this Exhibit whereupon Cisco will:

                           3.4.1.1  Validate Product model and serial numbers.

                           3.4.1.2 Confirm by executing and returning the Support Agreement, and providing an Equipment Schedule (excluding charges) and the Support Agreement number to the End User.

                           3.4.1.3 Provide a copy of the Equipment Schedule (including charges) and Support Agreement number to Integrator.

4.       INTEGRATOR RIGHTS AND OBLIGATIONS.

         4.1 Resale of Services. Subject to the terms and conditions of this Exhibit, Integrator is authorized on a non-exclusive basis to resell the Services to End Users, according to the following process:

                  4.1.1 Integrator resells the Services to an End User, providing the End User with a copy of the relevant Support Agreement for review and signature. Integrator may not make any modification(s) to the Support Agreement.

                  4.1.2 Cisco requires the following documents from Integrator prior to commencing Services to End Users:

                           4.1.2.1 Completion and submission of a Resale Form (Attachment 2 to this Exhibit).

                           4.1.2.2 Signed Support Agreement by the End User sent to the following address: Cisco Systems, Inc., Service Business Operations (Contracts)/Customer Advocacy, 170 West Tasman Drive, San Jose, CA 95134

                           4.1.2.3 Valid purchase order for the applicable service price from Integrator.

                           4.1.2.4 Completed Letter of Assurance, a copy of which is provided with the Support Agreement when applicable.

                           4.1.2.5 Integrator's submission of incomplete or incorrect documents, including unauthorized modifications to a Support Agreement, will delay execution and return of the Support Agreement.

                  4.1.3 Renewal of Support Agreements. The End User's Support Agreement will be renewed according to whether the pass through or the partner managed option has been selected by Integrator as follows:

                           4.1.3.1 Partner Managed. Under the partner managed option, Cisco renews the Support Agreement through Integrator. Forty five (45) days prior to renewing the Equipment Schedule to the Support Agreement, Cisco will send a renewal notice to Integrator. Upon receipt of Cisco's notice of renewal of the Equipment Schedule for the End User, Integrator will forward to Cisco either (i) the completed renewal with purchase order or
                                    (ii) notice of cancellation. If renewal or notice of cancellation is not received by Cisco by the renewal date of the Equipment Schedule, Cisco reserves the right to renew directly with the End User.

                           4.1.3.2 Pass Through. Under the pass through option, Cisco will renew all Support Agreements directly with the End User. Integrator is not involved in the renewal of Service delivered through the pass through option.

                  4.1.4    Responsibilities Under Partner Managed Option.

                           4.1.4.1 All calls opened by Integrator on behalf of the End User shall be handled and escalated in accordance with the Cisco's Problem Prioritization and Escalation Guideline (Appendix A).

                           4.1.4.2  Equipment Schedule.

                                    4.1.4.2.1 For all Services, Product covered
                                              under an End User's Support
                                              Agreement is listed in the
                                              Equipment Schedule(s).

                                    4.1.4.2.2 Integrator must provide thirty
                                              (30) days notice of requested
                                              addition(s) to the Equipment
                                              Schedule. In addition, thirty (30)
                                              days notice is required for
                                              Product relocations and service
                                              level/Product configuration
                                              changes, where applicable. For
                                              Product on the Equipment Schedule
                                              which End User has moved to a new
                                              location, Integrator will notify
                                              Cisco in writing (i.e.. facsimile,
                                              electronic mail or using CCO).

                                    4.1.4.2.3 The Equipment Schedule may be
                                              revised for new Product, service
                                              level upgrades and Product
                                              configuration changes by
                                              Integrator's purchase order
                                              requesting such revisions and
                                              Cisco's acceptance thereof (based
                                              on availability). For
                                              changes, Cisco will charge the
                                              pro-rated difference from when the
                                              change is requested to the end of
                                              the impacted Equipment Schedule's
                                              term.

         4.2      Warranty Service.

                  4.2.1 Integrator shall provide to its End Users, at no charge, all warranty service for a minimum of the warranty period set forth in the published Product warranty provided with the original Product. Warranty shall commence upon shipment to the End User. Warranty service consists of the following Software and Hardware replacement services:

                           4.2.1.1 Integrator will distribute Bug Fixes to the End User during the warranty period.

                           4.2.1.2 Integrator will meet the replacement obligations as set forth in the then-current published Product warranty applicable to the particular Product sold to the End User.

                  4.2.2 Returns Coordination. For Product returned to Cisco for replacement under warranty, Integrator will comply with the following:

                           4.2.2.1 Coordinate the return of all failed parts, freight and insurance prepaid, to the Cisco designated location. For Product that has been advance replaced pursuant to the Product warranty terms, Integrator shall return failed/defective Product within ten
                                    (10) days of receipt of the replacement
                                    Product; otherwise, Product will be invoiced to Integrator at the then current list price.

                           4.2.2.2  Comply with the following RMA procedure:

                                    4.2.2.2.1 Ensure all Products are properly
                                              packaged prior to being shipped,
                                              and will include a written
                                              description of the failure and
                                              specification of any changes or
                                              alterations made to the Product.
                                              Product returned to Cisco will
                                              conform in quantity and serial
                                              number to the RMA request.

                                    4.2.2.2.2 Tag each Product returned with the
                                              RMA transaction number and a brief
                                              description of the problem.

         4.3 Unsupported End User List. Integrator must provide information on all End Users who have purchased Product from Integrator without also purchasing Services. Each quarter, Cisco will provide a report identifying the model types and serial numbers of Product purchased by Integrator for which the following information is required: End User name, address and phone number. Integrator will complete and return this information to Cisco no later than twenty (20) business days from the date the report is provided to Integrator.

5.       PRICE AND PAYMENT TERMS.

         5.1 Discount for Initial Term. For the initial term of the Equipment Schedule(s) to the Support Agreement, the price of Services to Integrator is the then-current service list price less the applicable discount based on Integrator's penetration rate calculated as follows:

                  5.1.1 Determination of Service Penetration Rate. Service penetration rate is calculated by Integrator's total number of Products covered by Cisco brand services (per Attachment 1) as a percentage of the total number of Products purchased over the most recent period of twelve (12) full calendar months.

Penetration Rate                  Discount
----------------                  --------
   0% - 35%                         10%
  36% - 55%                         15%
  56% - 74%                         20%
  75%+                              25%

                  5.1.2 Cisco will review Integrator's service sales penetration rate at the time the Integrator renews the Agreement with Cisco and at six month intervals during the term of the Agreement. Cisco reserves the right to adjust Integrator's resale discount at the time of review. Any adjustment to the resale discount will be communicated in writing to the Integrator by Cisco.

                  5.1.3 Integrator must have purchased Product for a minimum of twelve months in order to determine the penetration rate. If Integrator has less than twelve months of Product purchases, Integrator's discount will be ten percent (10%).

                  5.1.4 Integrator's discount on Services shall be determined by calculating the rate of Services penetration based on the total amount of Product purchased by Integrator from Cisco plus the total amount of Product purchased by Integrator from Distributor(s).

         5.2 Upon renewal of the Equipment Schedule(s), the discount will be as follows: Under the partner-managed resale option, the discount shall be the corresponding discount associated with the Penetration Rate. Under the pass through option, Integrator will not receive a discount as Cisco renews directly with End User.

         5.3 The discounts listed above do not apply when Integrator resells Cisco brand services for Other Product. Integrator discount for Other Product shall be fifteen percent (15%).

         5.4 The discounts listed above do not apply when Integrator resells Other Services. Integrator Discount for Other Services shall be fifteen (15%) percent.

         5.5      All Services are invoiced annually in advance, payable thirty
                  (30) days from the invoice date in U.S. Dollars unless otherwise agreed to in the Agreement.

         5.6 All prices in the Equipment Schedule(s) are exclusive of any taxes and duties which, if applicable, shall be paid by Integrator. Applicable taxes are billed as a separate item. In addition, the following items will be billed to Integrator: time and material fees and Product list price of replaced Product not returned pursuant to the terms of End User's Support Agreement.

         5.7 This Agreement may be terminated by Cisco and/or Cisco may suspend its performance immediately upon Notice it (i) Integrator does not provide the Unsupported End User List pursuant to Section 4.3 within thirty (30) days after the end of the previous quarter and after Notice from Cisco or (ii) Integrator fails to pay for the Services when due and fails to make such payment within fifteen (15) days after Notice from Cisco of such past due payment. Notwithstanding the above, Cisco shall have the right to seek payment for Services directly from the End User in the event Integrator does not remit payment to Cisco pursuant to the payment terms.

         5.8 Integrator is free to determine its resale prices unilaterally. Integrator understands that neither Cisco, nor any employee or representative of Cisco, may give any special treatment (favorable or unfavorable) to Integrator as a result of Integrator's selection of resale prices. No employee or representative of Cisco or anyone else has any authority to specify what Integrator's resale prices for the Services must be, or to inhibit in any way, Integrator's pricing discretion with respect to the Services.

         5.9 Support for Other Product. Integrator may support Other Product under the following conditions: Integrator provides Cisco (i) a request to support Other Product and (ii) a letter from the End User including a request for Service from the Integrator and a list of the Product(s) and serial number(s) to be supported.

6.       GENERAL.

         6.1 Entitlement. Integrator acknowledges that an End User is entitled to receive support services only on Product for which Integrator has paid the applicable support fees. Integrator agrees to assist Cisco with enforcement of End User entitlement as necessary.

         6.2 Disclosure of Contract Information. Integrator acknowledges and agrees that in no event shall any of the information contained in this Exhibit or Integrator's Agreement number be disclosed to any third party.

         6.3 Representations and Warranties. Integrator shall not make any representations or warranties on behalf of Cisco, except as expressly authorized herein or as expressly authorized by Cisco in writing. Neither Integrator nor Cisco will make any obligation to End Users on behalf of the other, nor commit the resources of the other to End Users.

         6.4 Independent Contractors. The relationship of Cisco and Integrator established by this Exhibit is that of independent contractors, and nothing contained in this Exhibit shall be construed to (i) give either party the power to direct and control the day-to-day activities of the other, (ii) constitute the parties as joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or
                  (iii) allow Integrator to create or assume any obligation on behalf of Cisco for any purpose whatsoever. All financial obligations associated with Integrator's business are the sole responsibility of Integrator. All sales and other agreements between Integrator and its End Users are Integrator's exclusive responsibility and shall have no effect on Integrator's obligations under this Agreement. Integrator shall be solely responsible for, and shall indemnity and hold Cisco free and harmless from, any and all claims, damages or lawsuits (including Cisco's attorneys' fees) arising out of the acts of Integrator, its employees or its agents.

         6.5 Indemnification. Integrator hereby indemnifies and holds Cisco harmless from any claim, loss, damage or expense, including reasonable court costs and attorney's fees, resulting from any claim made by End User against Cisco hereunder under claim of a third party beneficiary or otherwise. This shall not limit Cisco's obligations, subject to the terms and conditions of this Agreement, to provide the Services described herein.

                            ATTACHMENT 1 TO EXHIBIT D

                              SERVICES AVAILABILITY

                 SERVICE                                   DISCOUNT                            AVAILABILITY
                 -------                                   --------                            ------------
SMARTnet 8x8xNext Business Day ("NBD")                    10%-25%(3)         Please confirm via the service locator tool located
SMARTnet 8x5x4(1)                                                            in the Service Contract Center (SCC) at
SMARTnet 24x7x4(1)                                                           http://www.cisco.com/public/scc/

SMARTnet Onsite 8x5xNBD
SMARTnet Onsite 8x5x4(1, 2)
SMARTnet Onsite 24x7-4(1,2)

Software Application Services ("SAS")
Software Application Services with Updates
("SASU")

                      OTHER SERVICE                          DISCOUNT                              AVAILABILITY
                      -------------                          --------                              ------------
Focused Technical Support/Network                              15%             Please confirm via the service locator tool located
Optimization Support (FTS/NOS) -                                               in the Service Contract Center (SCC) at
configuration as selected by Customer and further                              http://www.cisco.com/public/scc/
detailed on Purchase Order

Technology Application Support (TAS) -                         15%
configuration as selected by Customer and further
detailed on Purchase Order

Total Implementation Services (TIS)                            15%

     A current list of Services is provided above. List may be updated from time to time.
                 Current information is available upon request.

1. Availability is restricted to within one hundred (100) miles of a parts depot.

2. Availability is restricted to within fifty (50) miles of an authorized service location.

3. SMARTnet, SMARTnet O/S, SAS and SASU discounts are based on a penetration rate, resulting in a discount calculated between 10% and 25%.

                            ATTACHMENT 2 TO EXHIBIT D
                            CISCO SUPPORT RESALE FORM

This form MUST be completed by Integrator for each order to resell Cisco brand Services to End Users.

COMPLETION OF THIS FORM WILL ENSURE:

         -        Integrators receive the appropriate discounts.

         - Integrator's End Users receive the entitled level of service and support.

         -        Partner Notification e-mail is set up for Integrator.

STEP 1 - SELECT RESALE OPTION

[ ]   PASS-THROUGH OPTION:          Cisco delivers support, Cisco renews direct
                                    with End User.
[ ]   PARTNER MANAGED OPTION:       Cisco delivers support, Integrator manages
                                    renewal, Integrator first call optional,
                                    Partner Notification optional.

STEP 2 - COMPLETE INTEGRATOR BILLING INFORMATION. (required for both resale options)

INTEGRATOR: Name and Billing Address (as they appear on Purchase Order):              [ ]  SAME AS SALES ORDER BILL-TO
Name:        _________________________________________________________________________________________________________
Address:     _________________________________________________________________________________________________________
City/State:  _________________________________________________________________________________________________________
Country:     _________________________________________________________________________________________________________
Postal Code: _________________________________________________________________________________________________________
Contact/
Phone No.:   _________________________________________________________________________________________________________
Channel Certification Level: _________________________________________________________________________________________

PARTNER NOTIFICATION E-MAIL ADDRESS OR ALIAS (for Partner Managed Option) Address or Alias:__________________________ (i.e. Integrator_TAC@Integrator.com) Required if you would like to receive automatic notification of End User activity with Cisco on this Support Agreement.

STEP 3 - COMPLETE END USER BILLING INFORMATION . (required for pass-through option only)

END USER: Name and Billing Address (as they appear on Purchase Order):               [ ]  SAME AS SALES ORDER BILL-TO
Name:        _________________________________________________________________________________________________________
Address:     _________________________________________________________________________________________________________
City/State:  _________________________________________________________________________________________________________
Country:     _________________________________________________________________________________________________________
Postal Code: _________________________________________________________________________________________________________
Contact/Phone No.: ___________________________________________________________________________________________________

STEP 4 - COMPLETE COVERAGE TYPE, SITE DETAILS AND EXISTING CONTRACT INFORMATION (required for both resale options)

[ ]  SMARTnet 8x5xNBD                   [ ]  SMARTnet 8x5x4                  [ ]  SMARTnet 24x7x4                  [ ]  SASU
[ ]  SMARTnet Onsite 8x5xNBD            [ ]  SMARTnet Onsite 8x5x4           [ ]  SMARTnet onsite 24x7-4           [ ]  SAS
[ ]  FTS/NOS                            [ ]  TAS

End Customer Name:                  Product Type:
Str:                                Original Product Purchase Order:
City:                               Serial Number:
State/Postal Code:                  END USER EXISTING SUPPORT AGREEMENT NUMBER:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

                           ADDITIONAL SITES WORKSHEET

[ ]  SMARTnet 8x5xNBD                   [ ]  SMARTnet 8x5x4                  [ ]  SMARTnet 24x7x4                  [ ]  SASU
[ ]  SMARTnet Onsite 8x5xNBD            [ ]  SMARTnet Onsite 8x5x4           [ ]  SMARTnet onsite 24x7-4           [ ]  SAS
[ ]  FTS/NOS                            [ ]  TAS

End Customer Name:                  Product Type:
Str:                                Original Product Purchase Order:
City:                               Serial Number:
State/Postal Code:                  END USER EXISTING SUPPORT AGREEMENT NUMBER:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

[ ]  SMARTnet 8x5xNBD                   [ ]  SMARTnet 8x5x4                  [ ]  SMARTnet 24x7x4                  [ ]  SASU
[ ]  SMARTnet Onsite 8x5xNBD            [ ]  SMARTnet Onsite 8x5x4           [ ]  SMARTnet onsite 24x7-4           [ ]  SAS
[ ]  FTS/NOS                            [ ]  TAS

End Customer Name:                  Product Type:
Str:                                Original Product Purchase Order:
City:                               Serial Number:
State/Postal Code:                  END USER EXISTING SUPPORT AGREEMENT NUMBER:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

[ ]  SMARTnet 8x5xNBD                   [ ]  SMARTnet 8x5x4                  [ ]  SMARTnet 24x7x4                  [ ]  SASU
[ ]  SMARTnet Onsite 8x5xNBD            [ ]  SMARTnet Onsite 8x5x4           [ ]  SMARTnet onsite 24x7-4           [ ]  SAS
[ ]  FTS/NOS                            [ ]  TAS

End Customer Name:                  Product Type:
Str:                                Original Product Purchase Order:
City:                               Serial Number:
State/Postal Code:                  END USER EXISTING SUPPORT AGREEMENT NUMBER:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

[ ]  SMARTnet 8x5xNBD                   [ ]  SMARTnet 8x5x4                  [ ]  SMARTnet 24x7x4                  [ ]  SASU
[ ]  SMARTnet Onsite 8x5xNBD            [ ]  SMARTnet Onsite 8x5x4           [ ]  SMARTnet onsite 24x7-4           [ ]  SAS
[ ]  FTS/NOS                            [ ]  TAS

End Customer Name:                  Product Type:
Str:                                Original Product Purchase Order:
City:                               Serial Number:
State/Postal Code:                  END USER EXISTING SUPPORT AGREEMENT NUMBER:
Country:
ATTN:
Phone/Fax:
Product/Serial No.

                                   APPENDIX A

              CISCO PROBLEM PRIORITIZATION AND ESCALATION GUIDELINE

To ensure that all problems are reported in a standard format, Cisco has established the following problem priority definitions. These definitions will assist Cisco in allocating the appropriate resources to resolve problems. Integrator must assign a priority to all problems submitted to Cisco.

PROBLEM PRIORITY DEFINITIONS:

         Priority 1:       An existing network is down or there is a critical
                           impact to the End User's business operation. Cisco, Integrator and End User will commit full-time resources to resolve the situation.

         Priority 2:       Operation of an existing network is severely
                           degraded, or significant aspects of the End User's business operation are being negatively impacted by unacceptable network performance. Cisco, Integrator and End User will commit full-time resources during Standard Business Hours to resolve the situation.

         Priority 3:       Operational performance of the network is impaired
                           while most business operations remain functional.
                           Cisco, Integrator and End User are willing to commit resources during Standard Business Hours to restore service to satisfactory levels.

         Priority 4:       Information or assistance is required on Cisco
                           product capabilities, installation, or configuration.
                           There is clearly little or no impact to the End
                           User's business operation. Cisco, Integrator and End
                           User are willing to provide resources during Standard
                           Business Hours to provide information or assistance as requested.

Cisco encourages integrator to reference this guide when Integrator-initiated escalation is required. If Integrator does not feel that adequate forward progress or the quality of Cisco service is satisfactory, Cisco encourages Integrator to escalate the problem ownership to the appropriate level of Cisco management by asking for the TAC Duty Manager.

CISCO ESCALATION GUIDELINE:

ELAPSED
 TIME           PRIORITY 1               PRIORITY 2                PRIORITY 3             PRIORITY 4
---------   -------------------    --------------------       -------------------    --------------------
1-Hour      Customer
            Engineering Manager
4-Hour      Technical Support      Customer Engineering
            Director               Manager
24-Hour     Vice President         Technical Support
            Customer Advocacy      Director
48-Hour     President (CEO)        Vice President
                                   Customer Advocacy
72-Hour                                                       Customer
                                                              Engineering Manager
96-Hour                            President (CEO)            Technical Support      Customer Engineering
                                                              Director               Manager

Note: Priority 1 problem escalation times are measured in calendar hours 24 hours per day, 7 days per week. Priority 2, 3 and 4 escalation times correspond with Standard Business Hours.

         The Cisco Manager to which the problem is escalated will take ownership of the problem and provide the Integrator with updates. Cisco recommends that Integrator-initiated escalation begin at the Customer Engineering Manager level and proceed upward using the escalation guideline shown above for reference. This will allow those most closely associated with the support resources to correct any service problems quickly.

ACCESSING TAC:

North America, South America:      +1-800-553-2447 (within the United States)
                                   +1-408-526-7209
Europe, Middle East, Africa:       +32-2-778-4242
Asia Pacific:                      +1-800-805-227 (within Australia)
           +61-2-9935-4107